                                                                   Exhibit 10.12
                              AMENDED AND RESTATED
                               SECURITY AGREEMENT


     THIS AMENDED AND RESTATED SECURITY AGREEMENT (the "Agreement" or "Security
                                                        ---------      --------
Agreement") dated as of March 27, 1997, is by and between
---------

     GULF STATES TRANSMISSION SYSTEMS, INC., a Delaware corporation (the "Borrower"); and
 --------

     NationsBank, N.A., a national banking association, as Agent for the Lenders referred to below (the "Agent").
                        -----

                              W I T N E S S T H:
                              - - - - - - - - -

     WHEREAS, Gulf States FiberNet, a Georgia general partnership ("FiberNet"),
                                                                    --------
and the Agent are parties to a Security Agreement dated as of July 25, 1995 (as amended and modified prior to the Effective Date (as defined in the Loan Agreement referred to below), the "Prior Security Agreement");
                                   ------------------------

     WHEREAS, the Borrower as of the Effective Date will have assumed all of FiberNet's rights and obligations under the Prior Security Agreement pursuant to the terms of the Assignment and Assumption Agreement (as defined in the Loan Agreement referred to below);

     WHEREAS, the Lenders have agreed to make certain loans (hereinafter, the "Loans") to the Borrower on the Effective Date pursuant to the terms of an
 -----
amended and restated loan agreement dated as of the date hereof among the Borrower, the Lenders party thereto and the Agent (as amended and modified from time to time, the "Loan Agreement") and as evidenced by promissory notes of the
                   --------------
Borrower dated as of the date hereof in the aggregate original principal amount of $41,600,000 (as amended, modified, extended, renewed or replaced from time to time, the "Notes");
              -----

     WHEREAS, the Lenders have required as a condition to the making of the Loans pursuant to the Loan Agreement, among other things, that the Borrower grant to the Agent a lien on and security interest in certain property more particularly described herein, such lien and security interest to become effective on the Effective Date;

     NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree to amend and restate the Prior Security Agreement as follows, such amendment and restatement to become effective on the Effective Date:

     1 .  Definitions. Terms used but not otherwise defined herein shall have
          -----------
the meanings provided in the Loan Agreement; provided, however, that terms which
                                             --------  -------
are defined in the Code

(as hereinafter defined) shall have the meaning provided in the Code unless specifically provided otherwise herein or in the Loan Agreement. As used herein:

          "Code" means such term as defined in Section 3(f) hereof.
           ----

          "Collateral" means such term as defined in Section 2 hereof.
           ----------

          "Default" means an event or condition which upon notice or lapse of
           -------
     time, or both, would constitute an Event of Default.

          "Default Rate" means such term as defined in Section 3(g) hereof.
           ------------

          "Event of Default" means such term as defined in Section 4 hereof.
           ----------------

          "Loans" means such term as defined in the Recitals hereto.
           -----

          "Loan Agreement" means such term as defined in the Recitals hereto.
           --------------

          "Permitted Liens" means such term as defined in Section 3(d) hereof.
           ---------------

          "Secured Obligations" means (i) all indebtedness, obligations and
           -------------------
     liabilities of the Borrower under or in connection with

               (A) the Loan Agreement, the Notes, the Swap Documents, this Security Agreement or any other of the Loan Documents, or

               (B) any other indebtedness or liabilities of any kind or nature, heretofore, now or hereafter owing, arising, due or payable from the Borrower to the Lenders, howsoever evidenced, created, incurred, acquired or owing, whether primary, secondary, direct, contingent, fixed, or joint and several, in each case whether now existing or hereafter arising, due or to become due, direct or indirect, absolute or contingent, and howsoever evidenced, held or acquired, and (ii) all expenses and charges, legal and otherwise, reasonably incurred by the Agent or any Lender in collecting or enforcing any of such indebtedness, obligations and liabilities or in realizing on or protecting any security therefor, including without limitation the security afforded hereunder, together with any and all modifications, extensions, renewals and/or substitutions thereof.

     2.    Grant of Security Interest in the Collateral. To secure the prompt
           --------------------------------------------
payment or performance in full when due, whether by lapse of time, acceleration or otherwise, of the Secured Obligations, the Borrower hereby grants, such grant to become effective on the Effective Date, to the Agent, for the benefit of the Lenders, a security interest in and a right to set off against, and acknowledges and agrees that on the Effective Date the Agent will have and shall continue to have a continuing security interest in and a right of set off against, any and all right, title and interest of the Borrower in and to the following, whether now owned or existing or owned, acquired or arising hereafter, subject to the last paragraph of this
Section 2 (collectively, the "Collateral"):
                              ----------

     (a) All equipment, including, without limitation, machinery, tools, furniture, furnishings, office equipment and trade fixtures;

     (b) All accounts and receivables and all goods represented by or securing accounts and receivables;

     (c) All inventory, including, without limitation, all raw materials, all work in process and all goods held for sale or lease;

     (d) All agreements, contracts, leases, tax sharing agreements or hedging arrangements (including, without limitation, the Swap Documents) now or hereafter entered into by the Borrower, as such agreements may be amended or otherwise modified from time to time (collectively, the "Assigned Agreements"), including without limitation, (i) all rights
           -------------------
          of the Borrower to receive moneys due and to become due under or pursuant to the Assigned Agreements, (ii) all rights of the Borrower to receive proceeds of any insurance, indemnity, warranty or guaranty with respect to the Assigned Agreements, (iii) claims of the Borrower for damages arising out of or for breach of or default under the Assigned Agreements, and (iv) the right of the Borrower to terminate the Assigned Agreements, to perform thereunder and to compel performance and otherwise exercise all remedies thereunder;

     (e)  All other general intangibles;

     (f) All instruments, documents, chattel paper, securities, policies and certificates of insurance, deposits, cash or other goods;

     (g) All federal, state and local tax refunds and claims of the Borrower, all rights in litigation of the Borrower presently or hereafter pending for any cause or claim (whether in contract, tort or otherwise), and all judgments of the Borrower now or hereafter arising therefrom;

     (h) All books, records, files, computer software and other similar writings or evidence of the Borrower's business, including, without limitation, written applications, credit information, account cards, payment records, correspondence, delivery and installation certificates, invoice copies, delivery receipts, notes and other evidences of indebtedness, insurance certificates and the like, together with all books of account, ledgers and cabinets in which the same are reflected or maintained (including computer records, tapes, software and the like), all whether now existing or hereafter arising;

     (i) All other personal property of any kind or type whatsoever owned by the Borrower;


     (j) All accessions and additions to, and substitutions and replacements of, any and all of the foregoing, whether now existing or hereafter arising; and

     (k) All proceeds and products of the foregoing and all insurance relating to the foregoing Collateral and all proceeds thereof (including, without limitation, insurance proceeds payable on account of business interruption), whether now existing or hereafter arising.

     Without limiting the generality of the foregoing but subject to the last paragraph of this Section 2, the Collateral specifically shall include the Project and all assets related to the Project, including, without limitation, the fiber optic transmission system described on Schedule 1.01(c) to the Loan Agreement, all electronic and other equipment associated with such system (including, without limitation, all personal property, furniture and fixtures), the Project Contracts described on Schedule C attached hereto (as such contracts
                                   --------
may be amended or modified from time to time), and other agreements pertaining to the Project (including, without limitation, all rights of the Borrower to receive the payment of money under such agreements).

     Notwithstanding the foregoing, "Collateral" (i) shall not include any contract described on Schedule C-1 attached hereto or any rights under any such
                      -------------
contract; (ii) until such time as any required third-party consents have been obtained, shall not include any contract or agreement described in item 6 on Schedule C or any other contract or agreement not listed on Schedule C if an
----------                                                  ----------
assignment of; or grant of a security interest in or lien on, such contract or agreement is prohibited by the terms of such contract or agreement or requires a third-party consent or notice for any such assignment to be effective; and (iii) in the case of the contract described in item I of Schedule C shall be limited
                                                   ----------
to the Borrower's rights to receive the payment of money under such contract.

     3.  General Representations, Warranties, Covenants and Agreements. So long
         -------------------------------------------------------------
as any Secured Obligations or any obligation to extend any such Secured Obligations remains outstanding, the Borrower hereby represents and warrants to, and covenants and agrees with, the Agent that:

          (a)   Chief Executive Office. The Borrower's chief executive office
                ----------------------
     and chief place of business are as shown on Schedule A. The Borrower has no
                                                 ----------
     chief executive offices or chief places of business other than as shown on Schedule A and will not move or otherwise change its chief executive office
     ----------
     or chief place of business at a location other than as shown on Schedule A
                                                                     ----------
     without providing the Agent with at least 30 days' prior written notice.

          (b)   Books and Records. The books and records of the Borrower
                -----------------
     relating to the Collateral (including ledger sheets, correspondence and invoice documents and instruments relating to or evidencing the Collateral) are, and will at all times be kept, at the Borrower's chief executive office unless otherwise indicated on Schedule A.
                                                                    ----------
The Borrower will keep the books and records relating to the Collateral current and in good order and will take reasonable steps to safeguard them (including making and storing copies thereof where appropriate).

     (c)   Legal Name and Trade Names. The Borrower represents and warrants that
           --------------------------
(A) its correct legal name is as shown in this Agreement, (B) it has not in the four months immediately preceding the date of this Agreement changed its name, been a party to a merger, consolidation or other change in structure and (C) except as shown on Schedule B, it does not use, and has not at any time in the
                   ----------
four months immediately preceding the date of this Agreement used, any trade names in the invoicing of receivables or otherwise in the conduct of its business. The Borrower further covenants and agrees that it will not change its legal name, be a party to a merger, consolidation or other change in structure or use a trade name in its business without first giving the Agent at least 30 days' prior written notice.

     (d)   Priority. The Collateral and every part thereof is and will be free
           --------
and clear of all security interests, liens (including without limitation mechanics, laborers and statutory liens), attachments, levies, encumbrances of every kind, nature and description and whether voluntary or involuntary, and licenses for the use thereof except for liens, encumbrances and licenses permitted under the Loan Agreement (collectively the "Permitted Liens"). The
                                                      ---------------
Borrower will warrant and defend the Collateral against any claims and demands (other than the Permitted Liens) of all persons at any time claiming the same or any interest in the Collateral adverse to the Agent. The Borrower further represents, warrants, covenants and agrees that the security interest in the Collateral granted to the Agent hereunder (i) when properly perfected by filing, shall constitute a valid and perfected security interest in the Collateral and
(ii) other than the Permitted Liens, is not subject to, and that the Borrower will not grant or permit to exist, any other security interests, liens, encumbrances or claims (including without limitation claims of the United States of America or any department, agency or instrumentality thereof; or any state, county or local governmental agency) on or against the Collateral, whether senior, superior, junior, subordinate or equal to the security interest granted to the Agent hereby, or otherwise.

     (e)   Inspection. The Borrower will, upon reasonable notice, at all times
           ----------
allow the Agent or its representatives free access to and right of inspection of the Collateral and the books and records relating thereto and shall otherwise cooperate with and promptly respond to the reasonable requests of the Agent or its representatives with respect thereto; provided, however, that prior to any Default hereunder, any such access or inspection shall only be allowed during the Borrower's normal business hours. As to any premises not owned by the Borrower wherein any of the Collateral is located the Borrower shall use its best efforts to cause each owner of such premises to enter into an agreement waiving any lien such owner may have by contract or under law with respect to such Collateral, and allowing the inspection and removal of such Collateral by the Agent and otherwise, in form and substance satisfactory to the Agent.

     (f)    Perfection of Security Interest.  The Borrower represents that this
            -------------------------------
Agreement creates a valid security interest in the Collateral securing payment and performance of the Secured Obligations and that all filings and other action necessary to perfect such security interest have been taken or shall be promptly taken. The Borrower agrees to execute and deliver to the Agent such further agreements and assignments or other instruments (including affidavits, notices, reaffirmations and amendments and restatements of existing documents, as the Agent may reasonably request) and to do all such other things as the Agent may reasonably deem necessary or appropriate to assure to the Agent its security interest hereunder, including such financing statements (including renewal statements), statements or amendments thereof or supplements thereto or other instruments as the Agent may from time to time reasonably request in order to perfect and maintain the security interest granted hereunder in accordance with the Uniform Commercial Code as enacted in the State of North Carolina on the date hereof and any successor statute(s) thereto (the "Code") to consummate the
                                                       ----
transactions contemplated hereby and to otherwise protect and assure the Agent of its rights and interests hereunder. To that end, Borrower agrees that the Agent may file one or more financing statements disclosing its security interest in any or all of the Collateral without the Borrower's signature thereon, and further the Borrower also hereby irrevocably makes, constitutes and appoints the Agent, its nominee or any other person whom the Agent may designate, as the Borrower's attorney in fact with full power to sign in the name of the Borrower any such financing statements, or amendments and supplements to financing statements, renewal financing statements, notices or any similar documents which in the Agent's reasonable discretion would be necessary, appropriate or convenient in order to perfect and maintain perfection of the security interests granted hereunder, such power, being coupled with an interest, being and remaining irrevocable so long as any of the Secured Obligations and any commitments relating thereto remain outstanding. The Borrower hereby agrees that a carbon, photographic or other reproduction of this Agreement or any such financing statement is sufficient for filing as a financing statement by the Agent without notice thereof to the Borrower wherever the Agent may in its sole discretion desire to file the same. In the event for any reason the law of any jurisdiction other than North Carolina becomes or is applicable to the Collateral or any part thereof; or to any of the Secured Obligations, the Borrower agrees to execute and deliver all such instruments and to do all such other things as the Agent in its sole discretion reasonably deems necessary or appropriate to preserve, protect and enforce the security interest of the Agent under the law of such other jurisdiction (and, if the Borrower shall fail to do so promptly upon the request of the Agent, then the Agent may execute any and all such requested documents on behalf of the Borrower pursuant to the power of attorney granted hereinabove). If any Collateral is in the possession or control of any of the Borrower's agents and the Agent so requests, the Borrower agrees to notify such agents in writing of the Agent's security interest therein and, upon the Agent's request, instruct them to hold all such Collateral for the Agent's account and subject to the Agent's instructions. The Borrower agrees, upon request, to mark its books and records to reflect the security interest of the Agent in the Collateral.

     (g)   Advances by Agent. On failure of the Borrower to perform any of the
           -----------------
covenants and agreements herein contained, the Agent may, at its option, perform the same and in so doing may expend such sums as the Agent may reasonably deem advisable in the performance thereof, including without limitation the payment of any insurance premiums, the payment of any taxes, liens and encumbrances, expenditures made in defending against any adverse claim and all other expenditures which the Agent may be compelled to make by operation of law or which the Agent may make by agreement or otherwise for the protection of the security hereof. All such sums and amounts so expended shall be repayable by the Borrower immediately without notice or demand, shall constitute so much additional Secured Obligations and shall bear interest from the date said amounts are expended at the rate per annum provided in Section 2.04 of the Loan Agreement (such rate per annum as so determined being hereinafter referred to as the "Default Rate"). No such performance of any covenant or agreement by the
     ------------
Agent on behalf of the Borrower, and no such advance or expenditure therefor, shall relieve the Borrower of any default under the terms of this Agreement. The Agent, in making any payment hereby authorized may do so according to any bill, statement or estimate procured from the appropriate public office or holder of the claim to be discharged without inquiry into the accuracy of such bill, statement or estimate or into the validity of any tax assessment, sale, forfeiture, tax lien or title or claim. The Agent, in performing any act hereunder, shall be the judge in its reasonable discretion of whether the Borrower is required to perform the same under the terms of this Agreement. The Agent is authorized to charge any depository account of the Borrower maintained with the Agent, for the amount of such sums and amounts so expended by such party. The Agent will provide notice and an opportunity to cure to the Borrower prior to exercise of rights under this subparagraph (g), but only where such notice and opportunity would not adversely affect the Collateral or the Agent's rights therein.

     (h)   Payment of Taxes and Charges. The Borrower will pay promptly when due
           ----------------------------
all taxes, assessments, and governmental charges and levies upon or against the Collateral in each case before the same become delinquent and before penalties accrue thereon, unless and to the extent that the same are being contested in good faith by appropriate proceedings. In the event the Borrower shall fail to pay any such amounts and the failure to pay would or might result in a lien on or claim against any of the Collateral, the Agent may, but shall have no obligation to, make payment of such amounts or otherwise compromise, settle or obtain a release of such liens or potential liens and any such amounts disbursed by the Agent on account thereof shall become part of the Secured Obligations hereunder, payable on demand.

     (i)   Preservation of the Collateral. The Borrower will not waste or
           ------------------------------
destroy the Collateral or any part thereof and will not be negligent in the care and use of any Collateral, reasonable wear and tear excepted.

     (j)   Disposition. Without the prior written consent of the Agent, the
           -----------
Borrower will not sell or otherwise dispose of any portion of; or rights or interests in, the Collateral except as expressly permitted in the Loan Documents.

     (k)   Compliance with Laws and Agreements. The Borrower will comply with
           -----------------------------------
the terms and conditions of any contracts, licenses, leases, easements, right-of-way agreements or other agreements binding upon the Borrower or affecting the Collateral and any orders, ordinances, laws or statutes of any city, state or other governmental entity, department or agency having jurisdiction with respect to any premises on which Collateral may be located or the conduct of business thereon.

4.   Events of Default. The following shall constitute "Events of Default"
     -----------------                                  -----------------
     hereunder:

     (a)   Nonpayment. Failure by the Borrower to make payment when due of any
           ----------
Secured Obligations or amounts in respect of Secured Obligations (including for example, any mandatory prepayments or required cash collateral), after giving effect to any applicable cure periods set forth in the Loan Agreement.

     (b)   Misrepresentation. Any representation or warranty made by the
           -----------------
Borrower herein, or in any statement or certificate furnished to the Agent pursuant hereto, or in connection herewith, shall be false, in any material respect, as of the date on which made or issued.

     (c)   Noncompliance. Failure by the Borrower to comply with any of the
           -------------
terms and conditions of this Security Agreement within thirty (30) days after Borrower receives notice from Agent that Borrower is not in compliance with any of the terms and conditions of this Security Agreement.

     (d) Cross-Default.  The occurrence of an event of default under the Loan
         -------------
Agreement or any of the other Loan Documents.

5.   Remedies.
     --------

     (a)   General Remedies. Upon the occurrence of an Event of Default and at
           ----------------
any time thereafter, the Agent shall have in addition to the rights and remedies provided herein, in the Loan Documents or at law or in equity, the rights and remedies of a secured party under the Code (regardless of whether the Code is the law of the jurisdiction where the rights and remedies are asserted and regardless of whether the Code applies to the affected Collateral), and further the Agent may with or without judicial process or the aid and assistance of others (i) enter on any premises on which any of the Collateral may be located and, without resistance or interference by the Borrower, take possession of the Collateral, (ii) dispose of any Collateral on any such premises, (iii) require the Borrower to assemble and make available to the Agent at the Borrower's own expense any Collateral at any place and time designated by the Agent which is reasonably convenient to both parties, (iv) remove any Collateral from any such premises for the purpose of effecting sale or other disposition thereof; and/or
(v) without demand and without advertisement, notice, hearing or process of law, all of which the Borrower hereby waives to the extent permitted by law, at any place and time or times, sell and deliver any or all

Collateral held by or for it at public or private sale, by one or more contracts, in one or more parcels, for cash, upon credit or otherwise, at such prices and upon such terms as the Agent deems advisable, in its sole discretion, provided that said disposition complies with any and all mandatory legal requirements. In addition to all other sums due the Agent, the Borrower shall pay the Agent all reasonable costs and expenses incurred by the Agent, including reasonable attorneys' fees and court costs, in obtaining or liquidating the Collateral, in enforcing payment of Secured Obligations, or in the prosecution or defense of any action or proceeding by or against the Agent or the Borrower concerning any matter arising out of or connected with this Agreement or the Collateral or Secured Obligations, including without limitation any of the foregoing arising in, arising under or related to a case under the United States Bankruptcy Code. To the extent the rights of notice cannot be legally waived hereunder, the Borrower agrees that any requirement of reasonable notice shall be met if such notice is personally served on or mailed, postage prepaid, to the Borrower in accordance with Section 10 hereof at least 10 days before the time of sale or other event giving rise to the requirement of such notice. The Agent shall not be obligated to make any sale or other disposition of the Collateral regardless of notice having been given. To the extent permitted by law, the Agent or any Lender may be the purchaser at any such sale. To the extent permitted by applicable law, the Borrower hereby waives all of its rights of redemption from any such sale. Subject to the provisions of applicable law, the Agent may postpone or cause the postponement of the sale of all or any portion of the Collateral by announcement at the time and place of such sale, and such sale may, without further notice, to the extent permitted by law, be made at the time and place to which the sale was postponed or the Agent may further postpone such sale by announcement made at such time and place.

     (b)   Access.  In addition to the rights and remedies hereunder, upon the
           ------
occurrence of an Event of Default and during the continuance thereof; the Agent shall have the right to enter and remain upon the various premises of the Borrower without cost or charge to the Agent, and use the same, together with materials, supplies, books and records of the Borrower for the purpose of collecting and liquidating the Collateral, or for preparing for sale and conducting the sale of the Collateral, whether by foreclosure, auction or otherwise. In addition, the Agent may remove the Collateral, or any part thereof, from such premises and/or any records with respect thereto, in order to effectively collect or liquidate the Collateral. Further, upon the occurrence and during the continuance of an Event of Default and upon request of the Agent, the Borrower will assemble the Collateral, or such portion as the Agent may request, and make it available to the Agent at a place and time as designated by the Agent which is reasonably convenient to both parties.

     (c)   Waiver; Liability;  Nonexclusive Nature of Remedies.  Failure by the
           --------------------------------------------------
Agent to exercise any right, remedy or option under this Agreement or any other agreement between the Borrower and the Agent or provided by law, or delay by the Agent in exercising the same, shall not operate as a waiver; no waiver hereunder shall be effective unless it is in writing, signed by the party against whom such waiver is sought to be enforced and then only to the extent specifically stated, which in the case of the Agent shall only be granted as provided in Section 11 hereof. To the extent permitted by law, neither the Agent, nor any party acting as attorney for the Agent, shall be liable hereunder for any acts or omissions or for any error of judgment or mistake of fact or law other than their gross negligence, willful misconduct or unlawful conduct hereunder. The Agent shall have the right, in its sole discretion, to determine which rights, security, liens, security interests or remedies the Agent shall at any time pursue, relinquish, subordinate, modify or take any other action with respect thereto, without in any way modifying or affecting any of them or any of the Agent's rights or the Secured Obligations under this Agreement or under any other of the Loan Documents. The rights and remedies of the Agent under this Agreement shall be cumulative and not exclusive of any other right or remedy which the Agent may have.

6.   Rights of the Agent.
     -------------------

     (a)   Power of Attorney. In addition to other powers of attorney contained
           -----------------
herein, the Borrower hereby designates and appoints the Agent, on behalf of the Lenders, and each of its designees or agents, as attorney-in-fact of the Borrower, irrevocably and with power of substitution, with authority to take any or all of the following actions upon the occurrence and during the continuance of an Event of Default:

          (i) to demand, collect, settle, compromise, adjust, give discharges and releases, all as the Agent may reasonably determine;

          (ii) to commence and prosecute any actions at any court for the purposes of collecting any Collateral and enforcing any other right in respect thereof;

          (iii) to defend, settle or compromise any action brought and, in connection therewith, give such discharge or release as the Agent may deem reasonably appropriate;

          (iv) receive, open and dispose of mail addressed to the Borrower and endorse checks, notes, drafts, acceptances, money orders, bills of lading, warehouse receipts or other instruments or documents evidencing payment, shipment or storage of the goods giving rise to the Collateral of the Borrower on behalf of and in the name of the Borrower, or securing, or relating to such Collateral;

          (v) sell, assign, transfer, make any agreement in respect of, or otherwise deal with or exercise rights in respect of, any Collateral or the goods or services which have given rise thereto, as fully and completely as though the Agent were the absolute owner thereof for all purposes;

          (vi) adjust and settle claims under any insurance policy relating thereto;

          (vii) execute and deliver all assignments, conveyances, statements, financing statements, renewal financing statements, security agreements, affidavits, notices and other agreements, instruments and documents that the Agent may determine necessary in order to perfect and maintain the security interests and liens granted in this Security Agreement and in order to fully consummate all of the transactions contemplated therein;

          (viii) institute any foreclosure proceedings that the Agent may deem appropriate; and

          (ix) do and perform all such other acts and things as the Agent may reasonably deem to be necessary, proper or convenient in connection with the Collateral.

This power of attorney is a power coupled with an interest and shall be irrevocable for so long as any of the Secured Obligations remain outstanding or any Loan Document is in effect. The Agent shall be under no duty to exercise or withhold the exercise of any of the rights, powers, privileges and options expressly or implicitly granted to the Agent in this Security Agreement, and shall not be liable for any failure to do so or any delay in doing so. The Agent shall not be liable for any act or omission or for any error of judgment or any mistake of fact or law in its individual capacity or its capacity as attorney-in-fact except acts or omissions resulting from its gross negligence or willful misconduct and except as provided in Section 6(c) hereof. This power of attorney is conferred on the Agent solely to protect, preserve and realize upon its security interest in the Collateral.

     (b)  Assignment by the Agent. The Agent may from time to time assign the
          -----------------------
Secured Obligations and any portion thereof and/or the Collateral and any portion thereof, and the assignee shall be entitled to all of the rights and remedies of the Agent under this Security Agreement in relation thereto.

     (c)  The Agent's Duty of Care. Other than the exercise of reasonable care
          ------------------------
to assure the safe custody of the Collateral while being held by the Agent hereunder, the Agent shall have no duty or liability to preserve rights pertaining thereto, it being understood and agreed that the Borrower shall be responsible for preservation of all rights in the Collateral, and the Agent shall be relieved of all responsibility for the Collateral upon surrendering it or tendering the surrender of it to the Borrower. The Agent shall be deemed to have exercised reasonable care in the custody and preservation of the Collateral in its possession if the Collateral is accorded treatment substantially equal to that which the Agent accords its own property, which shall be no less than the treatment employed by a reasonable and prudent agent in the industry, it being understood that the Agent shall not have responsibility for taking any necessary steps to preserve rights against any parties with respect to any of the Collateral.

     7.   Application of Proceeds. Upon the occurrence, and during the
          -----------------------
continuance, of an Event of Default, any payments in respect of the Secured Obligations and any proceeds of the Collateral, when received by the Agent in cash or its equivalent, will be applied in reduction of the Secured Obligations in such order and manner as the Agent may direct in its sole discretion, and the Borrower irrevocably waives the right to direct the application of such payments and proceeds and acknowledges and agrees that the Agent shall have the continuing and exclusive right to apply and reapply any and all such payments and proceeds in the Agent's sole discretion, notwithstanding any entry to the contrary upon any of its books and records. The Borrower shall remain liable to the Agent for any deficiency. Any surplus remaining after the full payment and satisfaction of the Secured Obligations shall be returned to the Borrower or to whomsoever a court of competent jurisdiction shall determine to be entitled thereto.

     8.   Costs of Counsel. If at any time hereafter, whether upon the
          ----------------
occurrence of a Default or Event of Default or not, the Agent in good faith employs counsel to prepare or consider amendments, waivers or consents with respect to this Agreement, or to take action or make a response in or with respect to any legal or arbitral proceeding relating to this Agreement or relating to the Collateral, or to protect the Collateral or exercise any rights or remedies under this Agreement or with respect to the Collateral, then the Borrower agrees to promptly pay upon demand any and all such reasonable costs and expenses of the Agent, all of which costs and expenses shall constitute Secured Obligations hereunder.

     9.   Continuing Agreement. This Agreement shall be a continuing agreement
          --------------------
in every respect and shall remain in full force and effect until all of the Secured Obligations have been fully paid and satisfied and any commitments thereunder or with regard thereto shall have terminated. Upon such termination of this Agreement, the Agent shall, upon the request and at the expense of the Borrower, forthwith release all of its liens and security interests hereunder. Notwithstanding the foregoing, all releases and indemnities provided hereunder shall survive termination of this Agreement.

     10.  Notices. Except as otherwise expressly provided herein, all notices
          -------
and other communications shall have been duly given and shall be effective (i) when delivered, (ii) when transmitted via telecopy (or other facsimile device) to the number set out below, (iii) the day following the day on which the same has been delivered prepaid to a reputable national overnight air courier service with arrangements made for overnight delivery, or (iv) the third Business Day following the day on which the same is sent by certified or registered mail, postage prepaid, in each case to the respective parties at the address set forth below or at such other address as such party may specify by written notice to the other parties hereto:

     if to the Borrower:        Mr. Douglas A. Shumate
                                Vice President and
                                 Chief Financial Officer
                                Gulf States Transmission
                                 Systems, Inc.
                                910 First Avenue
                                West Point, Georgia 31833
                                Telephone: (706) 645-8189
                                Telecopy: (706) 645-8989

     if to the Agent:           NationsBank, N.A., as Agent
                                Agency Services
                                NC1-001-15-04
                                101 North Tryon Street, 15th Floor
                                Charlotte, North Carolina 28255
                                Attn: Marie Garcelon
                                Telephone: (704) 388-3918
                                Telecopy: (704) 386-8694

     with a copy to:            NationsBank of Texas, N.A.
                                Communications Finance Group
                                901 Main Street, 64th Floor
                                Dallas, Texas 75202
                                Attn: Doug Stuart
                                Telephone: (214) 508-0922
                                Telecopy: (214) 508-9390

     11.  Amendments; Waivers; Modifications. This Agreement and the provisions
          ----------------------------------
hereof may not be amended, waived, modified, changed, discharged or terminated except with the prior written consent of both the Borrower and the Agent.

     12.  Successors in Interest. This Agreement shall create a continuing
          ----------------------
security interest in the Collateral and shall be binding upon the Borrower, its successors and assigns and shall inure, together with the rights and remedies of the Agent hereunder, to the benefit of the Agent and its successors and assigns; provided, however, that the Borrower may not assign its rights or delegate its duties hereunder without the Agent's prior written consent. To the extent permitted by law, the Borrower hereby releases the Agent, and its successors and assigns, from any liability for any act or omission relating to this Agreement or the Collateral, except for any liability arising from the Agent's gross negligence or willful misconduct and except as provided in Section 6(c) hereof.

     13.  Counterparts. This Agreement may be executed in any number of
          ------------
counterparts, each of which where so executed and delivered shall be an original, but all of which shall constitute one and the same instrument. It shall not be necessary in making proof of this Agreement to produce or account for more than one such counterpart.

     14.  Headings. The headings of the sections and subsections hereof are
          --------
provided for convenience only and shall not in any way affect the meaning or construction of any provision of this Agreement.

     15.  Governing Law; Submission to Jurisdiction; Venue.
          ------------------------------------------------

          (a) THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER AND THEREUNDER SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NORTH CAROLINA. Any legal action or proceeding with respect to this Agreement or any other Loan Document may be brought in the courts of the State of North Carolina in Mecklenburg County, or of the United States for the Western District of North Carolina, and, by execution and delivery of this Agreement, the Borrower hereby irrevocably accepts for itself and in respect of its property, generally and unconditionally, the jurisdiction of such courts. The Borrower further irrevocably consents to the service of process out of any of the aforementioned courts in any such action or proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, to the Borrower at its address for notice listed in
     Section 10 hereof, such service to become effective 30 days after such mailing. Nothing herein shall affect the right of the Agent to serve process in any other manner permitted by law or to commence legal proceedings or to otherwise proceed against the Borrower in any other jurisdiction.

          (b) The Borrower hereby irrevocably waives any objection which it may now or hereafter have to the laying of venue of any of the aforesaid actions or proceedings arising out of or in connection with this Agreement or any other Loan Document brought in the courts referred to in subsection
     (a) hereof and hereby further irrevocably waives and agrees not to plead or claim in any such court that any such action or proceeding brought in any such court has been brought in an inconvenient forum.

          (c) THE BORROWER HEREBY IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS AGREEMENT, ANY OF THE OTHER LOAN DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED THEREBY.

     16.  Severability. If any provision of any of this Agreement is determined
          ------------
to be illegal, invalid or unenforceable, such provision shall be fully severable and the remaining provisions shall remain in full force and effect and shall be construed without giving effect to the illegal, invalid or unenforceable provisions.

     17.  Entirety. This Agreement together with the other Loan Documents
          --------
represent the entire agreement of the parties hereto and thereto, and supersede all prior agreements and understandings, oral or written, if any, including any commitment letters or correspondence relating to the Loan Documents or the transactions contemplated herein and therein.

     18.  Survival. All representations and warranties of the Borrower hereunder
          --------
shall survive the execution and delivery of this Agreement and the other Loan Documents.

     19.  Other Security. To the extent that any of the Secured Obligations are
          --------------
now or hereafter secured by property other than the Collateral, or by a guarantee, endorsement or property of any other person, then the Agent shall have the right to proceed against such other property, guarantee or endorsement upon the occurrence of any Event of Default.

     20.  Effectiveness. Notwithstanding anything herein to the contrary, the
          -------------
terms and conditions of this Loan Agreement shall not become effective until the Effective Date, and prior to such date the terms and conditions of the Prior Security Agreement shall continue in full force and effect.


                 [Remainder of page intentionally left blank.]

     IN WITNESS WHEREOF, the Borrower has caused this Agreement to be duly executed under seal as of the date first above written.



                                        GULF STATES TRANSMISSION
                                        SYSTEMS, INC., a Delaware corporation


ATTEST:

By                                      By:  /s/ Douglas A. Shumate
  ------------------------                 -----------------------------------
        Secretary                               Douglas A. Shumate
 -------                                        Vice President and Chief
                                                 Financial Officer

(Corporate Seal)





     Accepted and agreed to in Charlotte, North Carolina as of the date first above written.

                                        NATIONSBANK, N.A., as Agent



                                        By:
                                           -----------------------------------
                                        Name:
                                        Title:

     IN WITNESS WHEREOF, the Borrower has caused this Agreement to be duly executed under seal as of the date first above written.



                                        GULF STATES TRANSMISSION
                                        SYSTEMS, INC., a Delaware corporation


ATTEST:

By                                      By:
  ------------------------                 -----------------------------------
        Secretary                               Douglas A. Shumate
 -------                                        Vice President and Chief
                                                 Financial Officer

(Corporate Seal)



     Accepted and agreed to in Charlotte, North Carolina as of the date first above written.

                                        NATIONSBANK, N.A., as Agent



                                        By:  /s/ Doug Stuart
                                           -----------------------------------
                                        Name:   Doug Stuart
                                        Title:  Senior Vice President

                                  SCHEDULE A
                                  ----------

                                      to

                             Amended and Restated

                              Security Agreement

                          dated as of March 27, 1997

                   by Gulf States Transmission Systems, Inc.

                                  in favor of

                               NationsBank, N.A.



                            CHIEF EXECUTIVE OFFICE
                          AND CHIEF PLACE OF BUSINESS
                          ---------------------------


                    Gulf States Transmission Systems, Inc.
                    910 First Avenue
                    West Point, Georgia 31833
                    Telephone: (706) 645-8189
                    Telecopy: (706) 645-8989

                                  SCHEDULE B
                                  ----------

                                      to

                             Amended and Restated

                              Security Agreement

                          dated as of March 27, 1997

                   by Gulf States Transmission Systems, Inc.

                         in favor of NationsBank, N.A.



                             PERMITTED TRADE NAMES
                             ---------------------

                                     None

                                   SCHEDULE C
                                   ----------

                                      to

                             Amended and Restated

                              Security Agreement

                          dated as of March 27, 1997

                   by Gulf States Transmission Systems, Inc.

                         in favor of NationsBank, N.A.



                               PROJECT CONTRACTS
                               -----------------


1. Telecommunications System Agreement dated January 26, 1995 between Interstate FiberNet and Sprint Communications Company L.P., which was assigned by Interstate FiberNet to Gulf States FiberNet pursuant to that certain Assignment of Contract dated as of March 21, 1995 from Interstate FiberNet to Gulf States FiberNet and that certain Assumption dated as of March 21, 1995 by Gulf States FiberNet accepting such Assignment of Contract, as the same may be amended or modified from time to time.

2. Operating Agreement dated as of August 11, 1994 between Gulf States FiberNet and Illinois Central Railroad Company, as the same may be amended or modified from time to time.

3. Term Agreement dated as of August 11, 1994 between Gulf States FiberNet and Illinois Central Railroad Company, as the same may be amended or modified from time to time.

4. Revised and Restated Fiber Optic Facilities and Services Agreement dated as of June 9, 1995 by and between Southern Development and Investment Group, Inc., on behalf of itself and as agent for Alabama Power Company, Georgia Power Company, Gulf Power Company, Mississippi Power Company, Savannah Electric and Power Company, Southern Electric Generating Company and Southern Company Services, Inc., and MPX Systems, Inc., which was assigned in part by MPX Systems, Inc. to Gulf States FiberNet pursuant to an Assignment dated as of July 25, 1995, as the same may be amended or modified from time to time.

5. Operating Agreement dated as of August 17, 1994 by and between Gulf States FiberNet and Kansas City Southern Railway Company, as the same may be amended or modified from time to time.

6. All other contracts and agreements relating to the construction, installation, reconstruction, operation, maintenance, repair of or otherwise relating to the Project (as defined in the Loan Agreement referred to in the Amended and Restated Security Agreement), but excluding those contracts and agreements described on Schedule C-1.
                                                 ------------

                                  SCHEDULE C-1
                                  ------------

                                       to

                              Amended and Restated

                               Security Agreement

                           dated as of March 27, 1997

                   by Gulf States Transmission Systems, Inc.

                         in favor of NationsBank, N.A.



                           EXCLUDED PROJECT CONTRACTS
                           --------------------------


1. Telecommunications System Maintenance Agreement dated as of January 26, 1995 between Interstate FiberNet and Sprint Communications Company L.P., which was assigned by Interstate FiberNet to Gulf States FiberNet pursuant to an Assignment dated as of July 25, 1996, as the same may be amended or modified from time to time.

2. Sprint Communications Company Facilities and Services Agreement dated January 26, 1995 between Sprint Communications Company L.P. and Interstate FiberNet, which was assigned by Interstate FiberNet to Gulf States FiberNet in accordance with an Assignment dated as of July 25, 1995, as the same may be amended or modified from time to time.

3. Specifications for Maintenance of Fiber Regenerator Sites, which was assigned by Interstate FiberNet to Gulf States FiberNet pursuant to an Assignment dated as of March 21, 1995, setting forth Interstate FiberNet's performance obligations regarding all regenerator sites along the fiber cable route from Atlanta, Georgia, to Shreveport, Louisiana, as the same may be amended or modified from time to time.

4. Agreement for Use and Non-Disclosure of Confidential Information dated as of June 6, 1994 between MPX Systems, Inc. and Sprint Communications Company L.P., as the same may be amended or modified from time to time.

5. Fiber Optic Facility Lease Agreement dated as of January 31, 1997 between Southern Telecom I and Gulf States FiberNet (originally signed by Interstate FiberNet and assigned effective the same day to Gulf States FiberNet).

6. Fiber System Lease Agreement dated as of January 30, 1996 between CSW Communications, Inc. and Gulf States FiberNet.

7. Network Operating Agreement dated March 25, 1996 among Gulf States FiberNet, TriNet, Inc., Hart Communications, Inc. and SCANA Communications, Inc. (f/k/a MPX Systems, Inc.).

8. The agreement relating to the Longview, Texas to Dallas, Texas spur of the Project (as defined in the Loan Agreement referred to in the Amended and Restated Security Agreement), if and when such agreement is executed.